                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date JULY 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A Information Regarding the Currrent Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1      The amount of the current monthly distribution in respect of Class
              A Monthly Principal                                                                        0
                                                                                          ----------------

       2      The amount of the current monthly distribution in respect of Class
              B Monthly Principal                                                                        0
                                                                                          ----------------

       3      The amount of the current monthly distribution in respect of
              Collateral Monthly Principal                                                               0
                                                                                          ----------------

       4      The amount of the current monthly distribution in respect of CLASS
              A MONTHLY INTEREST                                                                 3,954,083
                                                                                          ----------------

       5      The amount of the current monthly distribution in respect of Class
              A Deficiency Amounts                                                                       0
                                                                                          ----------------

       6      The amount of the current monthly distribution in respect of Class
              A Additional Interest                                                                      0
                                                                                          ----------------

       7      The amount of the current monthly distribution in respect of CLASS
              B MONTHLY INTEREST                                                                   331,044
                                                                                          ----------------

       8      The amount of the current monthly distribution in respect of Class
              B Deficiency Amounts                                                                       0
                                                                                          ----------------

       9      The amount of the current monthly distribution in respect of Class
              B Additional Interest                                                                      0
                                                                                          ----------------

       10     The amount of the current monthly distribution in respect of
              COLLATERAL MONTHLY INTEREST                                                          547,774
                                                                                          ----------------

       11     The amount of the current monthly distribution in respect of any
              accrued and unpaid Collateral monthly interest                                             0
                                                                                          ----------------

B      Information Regarding the Performance of the Trust

       1      COLLECTION OF PRINCIPAL RECEIVABLES

              a)     The aggregate amount of Principal Collections processed
                     during the preceding Monthly Period which were allocated in
                     respect of the Class A Certificates                                       95,254,213
                                                                                          ---------------

              b)     The aggregate amount of Principal Collections processed
                     during the preceding Monthly Period which were allocated in
                     respect of the Class B Certificates                                        7,793,555
                                                                                          ---------------

              c)     The aggregate amount of Principal Collections processed
                     during the preceding Monthly Period which were allocated in
                     respect of the Collateral Interest                                        12,411,916
                                                                                          ---------------

       2      PRINCIPAL RECEIVABLES IN THE TRUST

              a)     The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding
                     Monthly Period (ending Principal Balance)                              1,978,731,197
                                                                                          ---------------

              b)     The amount of Principal Receivables in the Trust
                     represented by the Investor Interest of Series 1996-1 as of the end of the day on the last day of the preceding Monthly
                     Period                                                                 1,115,151,821
                                                                                          ---------------

              c)     The amount of Principal Receivables in the Trust
                     represented by the Series 1996-1 Adjusted Investor Interest as of the end of the day on the last day of the preceding
                     Monthly Period                                                         1,115,151,821
                                                                                          ---------------

              d)     The amount of Principal Receivables in the Trust
                     represented by the Class A Investor Interest as of the end
                     of the day on the last day of the preceding Monthly Period               920,000,000
                                                                                          ---------------



              e)     The amount of Principal Receivables in the Trust
                     represented by the Class A Adjusted Investor Interest as of the end of the day on the last day of the preceding Monthly
                     Period                                                                   920,000,000
                                                                                          ---------------

              f)     The amount of Principal Receivables in the Trust
                     represented by the Class B Investor Interest as of the end
                     of the day on the last day of the preceding Monthly Period                75,273,000
                                                                                          ---------------


              g)     The amount of Principal Receivables in the Trust
                     represented by the Collateral Interest as of the end of the day on the last day of the preceding Monthly Period
                                                                                              119,878,821
                                                                                          ---------------

              h)     The Floating Investor Percentage with respect to the
                     preceding Monthly Period                                                      56.78%
                                                                                          ---------------

              i)     The Class A Floating Allocation with respect to the
                     preceding Monthly Period                                                      46.85%
                                                                                          ---------------

              j)     The Class B Floating Allocation with respect to the
                     preceding Monthly Period                                                       3.83%
                                                                                          ---------------

              k)     The Collateral Floating Allocation with respect to the
                     preceding Monthly Period                                                       6.10%
                                                                                          ---------------

              l)     The Fixed Investor Percentage with respect to the preceding
                     Monthly Period                                                               N/A
                                                                                          ---------------

              m)     The Class A Fixed Allocation with respect to the preceding
                     Monthly Period                                                               N/A
                                                                                          ---------------

              n)     The Class B Fixed Allocation with respect to the preceding
                     Monthly Period                                                               N/A
                                                                                          ---------------

              o)     The Collateral Fixed Allocation with respect to the
                     preceding Monthly Period                                                     N/A
                                                                                          ---------------

3      REBATE ACCOUNTS

       The aggregate amount of                        Aggregate               Percentage of
       Receivables arising in                         Account                 Total Trust
       Rebate Accounts with                           Balance                 Receivables
       respect to the preceding
       Monthly Account Receivables                    64,925,039                    3.16%
                                                      ----------              -----------


4      DELINQUENT BALANCES

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding
       Monthly Period:

                                                 Aggregate                          Percentage of
                                                 Account                            Total
                                                 Balance                            Receivables
       a) 35 - 64 days                                 23,332,149                            1.14%
                                                 -----------------                  --------------
       b) 65-94 days                                   11,932,180                            0.58%
                                                 -----------------                  --------------
       c) 95-124 days                                   9,583,845                            0.47%
                                                 -----------------                  --------------
       d) 125-154 days                                  7,780,097                            0.38%
                                                 -----------------                  --------------
       e) 155 or more days                              6,319,915                            0.31%
                                                 -----------------                  --------------
       Total                                           58,948,186                            2.88%
                                                 -----------------                  --------------

5      CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

       a)     The Aggregate Credit Loss Amount for the preceding Monthly Period                    4,292,163
                                                                                          ------------------


       b)     The Class A Credit Loss Amount for the preceding Monthly Period                      3,541,034
                                                                                          ------------------


       c)     The Class B Credit Loss Amount for the preceding Monthly Period                        289,722
                                                                                          ------------------


       d)     The Collateral Credit Loss Amount for the preceding Monthly Period                     461,408
                                                                                          ------------------


6      INVESTOR CHARGE OFFS

       a)     The aggregate amount of Class A Investor Charge Offs for the
              preceding Monthly Period                                                                     0
                                                                                          ------------------

       b)     The aggregate amount of Class A Investor Charge Offs set forth in
              5(a) above per $1,000 of original certificate principal amount                               0
                                                                                          ------------------

       c)     The aggregate amount of Class B Investor Charge Offs for the
              preceding Monthly Period                                                                     0
                                                                                          ------------------

       d)     The aggregate amount of Class B Investor Charge Offs set forth in
              5(c) above per $1,000 of original certificate principal amount                                0
                                                                                          ------------------

       e)     The aggregate amount of Collateral Charge Offs for the preceding
              Monthly Period                                                                               0
                                                                                          ------------------

       f)     The aggregate amount of Collateral Charge Offs set forth in 5(e)
              above per $1,000 of original certificate principal amount                                    0
                                                                                          ------------------

       g)     The aggregate amount of Class A Investor Charge Offs reimbursed on
              the Transfer Date immediately preceding this Distribution Date                               0
                                                                                          ------------------

       h)     The aggregate amount of Class A Investor Charge Offs set forth in
              5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
              Distribution Date                                                                            0
                                                                                          ------------------

       i)     The aggregate amount of Class B Investor Charge Offs reimbursed on
              the Transfer Date immediately preceding this Distribution Date                               0
                                                                                          ------------------


       j)     The aggregate amount of Class B Investor Charge Offs set forth in
              5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
              Distribution Date                                                                            0
                                                                                          ------------------

       k)     The aggregate amount of Collateral Charge Offs reimbursed on the
              Transfer Date immediately preceding this Distribution Date                                   0
                                                                                          ------------------

       l)     The aggregate amount of Collateral Charge Offs set forth in 5(k)
              above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date
                                                                                                           0
                                                                                          ------------------

7      INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

       a)     The amount of the Class A Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly Period                                          958,333
                                                                                          ------------------

       b)     The amount of the Class B Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly Period                                           78,409
                                                                                          ------------------

       c)     The amount of the Collateral Servicing Fee payable by the Trust to
              the Servicer for the preceding Monthly Period                                          124,874
                                                                                          ------------------

       d)     The amount of Servicer Interchange (.75%) payable by the Trust to
              the Servicer for the preceding Monthly Period                                          696,970
                                                                                          ------------------

8      REALLOCATIONS

       a)     The amount of Reallocated Collateral Principal collections with
              respect to this Distribution Date                                                            0
                                                                                          ------------------

       b)     The amount of Reallocated Class B Principal collections with
              respect to this Distribution Date                                                            0
                                                                                          ------------------

       c)     The COLLATERAL BALANCE as of the close of business on this
              Distribution Date                                                                  119,878,821
                                                                                          ------------------

       d)     The CLASS B INVESTOR BALANCE as of the close of business on this
              Distribution Date                                                                   75,273,000
                                                                                          ------------------

9      FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE) ALLOCABLE TO
       SERIES 1996-1

       a)     The aggregate amount of Collections of Finance Charge Receivables processed during the preceding Monthly Period which were allocated
              in respect of the Class A Certificates                                              17,522,568
                                                                                          ------------------

       b)     The aggregate amount of Collections of Finance Charge Receivables processed during the preceding Monthly Period which were allocated
              in respect of the Class B Certificates                                               1,433,669
                                                                                          ------------------

       c)     The aggregate amount of Collections of Finance Charge Receivables processed during the preceding Monthly Period which were allocated
              in respect of the Collateral Interest                                                2,283,245
                                                                                          ------------------

10     PRINCIPAL FUNDING ACCOUNT

       a)     The principal amount on deposit in the Principal Funding Account
              on or before the Transfer Date of the preceding Monthly Period                               0
                                                                                          ------------------

       b)     The Accumulation Shortfall with respect to the preceding Monthly
              Period                                                                                       0
                                                                                          ------------------

       c)     The Principal Funding Investment Proceeds deposited in the Finance
              Charge Account on or before the Transfer Date of the preceding
              Monthly Period                                                                               0
                                                                                          ------------------

       d)     The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on or before the Transfer
              date of the preceding Monthly Period from the Reserve Account                                0
                                                                                          ------------------

11     RESERVE DRAW AMOUNT

12     AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS SERVICER INTERCHANGE]

       a)     The amount of Class A Available Funds on deposit in the Finance
              Charge Account on or before the Transfer Date of the preceding
              Monthly Period                                                                      17,522,568
                                                                                          ------------------

       b)     The amount of Class B Available Funds on deposit in the Finance
              Charge Account on or before the Transfer Date of the preceding
              Monthly Period                                                                       1,433,669
                                                                                          ------------------

       c)     The amount of Collateral Available Funds on deposit in the Finance
              Charge Account on the preceding Transfer Date                                        2,283,245
                                                                                          ------------------

13     PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

       a)     The Portfolio Yield for the preceding Monthly Period                                    18.99%
                                                                                          ------------------

       b)     The Portfolio Adjusted Yield for the preceding Monthly Period                            7.94%
                                                                                          ------------------


C      FLOATING RATE DETERMINATIONS

       1      LIBOR for the Interest Period ending on this Distribution Date                     4.98750%
                                                                                          ---------------

       2      Number of days in this interest period                                                   30
                                                                                          ---------------

       3      Interest Factor                                                                   0.520062%
                                                                                          ---------------

D      CUSIP Numbers

       1      Class A                                                                     337365AA8
                                                                                          ---------------

       2      Class B                                                                     337365AB6
                                                                                          ---------------



                                FIRST UNION DIRECT BANK, N.A.
                                SERVICER

                                By:  /s/ JAMES H. GILBRAITH, II
                                   -------------------------------------
                                James H. Gilbraith, II
                                Managing Director
                                First Union Direct Bank, N.A.